UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2006

Spectrum Sciences & Software Holdings Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3130 Fairview Park Drive, Suite 400, Falls Church , Virginia		22042
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-564-2967

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2006, the Board of Directors of Spectrum Sciences & Software Holdings Corp. (the "Company") unanimously approved a clarifying amendment to the Company’s 2004 Non Statutory Stock Option Plan, as amended (the "Plan"), to ensure that changes to the number of shares issuable under the Plan are included in the provisions that the Board may modify by amendment. A copy of the Plan as amended is included as Exhibit 99.1 hereto.

On July 20, 2006, the Board amended its compensation policy for non-employee directors. The amended compensation policy provides non-employee directors annual cash retainers for Board and committee service and cash fees for Board and committee meeting attendance. Each of the cash retainers is payable in four quarterly installments. The policy also provides for annual grants to non-employee directors of options to purchase 30,000 shares of Company common stock at the fair market value of the Company common stock on the date of grant. These options vest in equal increments over a three-year period; provided that they vest immediately upon a change of control of the Company. A summary of the amended non-employee director compensation policy is included as Exhibit 99.2 hereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2006, John A. Moore, Jr. was appointed to the Audit Committee of the Company's Board of Directors.

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Item 5.02 amends Item 5.02 of the Company's Form 8-K dated April 28, 2006 and filed May 2, 2006, relating to Mr. Moore's appointment to the Board

Item 8.01 Other Events.

On July 20, 2006, the Board of Directors resolved to retire the 2.8 million shares of treasury stock received as a result of the Augenbaum Settlement and the sale of M&M Engineering, Ltd.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as a part of this report:

Exhibit No. Description

99.1 Amended and Restated Spectrum Sciences & Software Holdings Corp.
2004 Non-Statutory Stock Option Plan (filed herewith)

99.2 Written Summary of Spectrum Sciences & Software Holdings Corp. Non-Employee Director Compensation Policy (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectrum Sciences & Software Holdings Corp

July 26, 2006	By:	Michael M. Megless

Name: Michael M. Megless
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Spectrum Sciences & Software Holdings Corp. 2004 Non-Statutory Stock Option Plan (files herewith)
99.2	Written Summary of Spectrum Sciences & Software Holdings Corp. Non-Employee Director Compensation Policy (filed herewith)